Exhibit 3.1

STATE OF CALIFORNIA

CERTICATE OF LIMITED PARTNERSHIP—RM LP.1

IMPORTANT- Read Instructions on back before completing this form

This Certificate is presented for filing pursuant to Chapter 3, Article 2, Section 15621, California Corporations Code,

1. NAME OF LIMITED PARTNERSHIP Shea Homes Limited Partnership, A California Limited Partnership
2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	3. CITY AND STATE		4. ZIP CODE
655 Brea Canyon Road	Walnut, CA		91789
5. STREET ADDRESS OF CALIFORNlA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE	6. CITY CALIF.		7. ZIP CODE
8. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED
THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON 19 WITH THE RECORDER OF COUNTY, FILE OR RECORDATION NUMBER
9. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS (CONTINUE ON SECOND PAGE IF NECESSARY)

NAME: J.F. Shea Co., Inc ADDRESS: 655 Bfea Canyon Road CITY: Walnut	STATE	California	ZIP CODE	91789
9A. NAME: ADDRESS: CITY:	STATE		ZIP CODE
9B. NAME: ADDRESS: CITY:	STATE		ZIP CODE
10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
ROY HUMPHREYS, PRESIDENT NAME: J.F. Shea Co., Inc. ADDRESS: 655 Brea Canyon Road CITY: Walnut	STATE	California	ZIP CODE	91789
11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST

25 Years From January 4, 1989
12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE, THE ACKNOWLEDGMENT OF 1 GENERAL PARTNERS IS REQUIRED
13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND REFERENCE HEREIN IS A PART OF THIS CERTIFICATE, NUMBER OF PAGES ATTACHED ☐
14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP, WHICH ECUTION IS MY (OUR ACT AND DEED (SEE INSTRUCTIONS)

	9/18/89			15. THIS SPACE FOR FILING OFFICE USE (FILE NUMBER, DATE OF FILING)
SIGNATURE OF GENERAL PARTNER	DATE	SIGNATURE OF GENERAL PARTNER	DATE	8926100012

Vice President J.F. Shea Co., Inc.
SIGNATURE OF GENERAL PARTNER	DATE	SIGNATURE OF GENERAL PARTNER	DATE

SIGNATURE OR OTHER THAN GENERAL PARTNER		TITLE OR DESIGNATOR	DATE
16. RETURN ACKNOWLEDGMENT TO:
NAME Ronald L. Lakey ADDRESS J.F. Shea Co., Inc. CITY AND 655 Brea Canyon Road STATE Walnut, CA 91789 ZIP CODE

State of California Secretary of State CERTIFICATE OF MERGER	Form LP-9

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15678.4 and 1113(g), California Corporations Code.

1. NAME OF SURVIVING ☒ LIMITED PARTNERSHIP ☐ CORPORATION ☐ OTHER SHEA HOMES LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP			2. FILE NO. 8926100012
3. ADDRESS: 655 BREA CANYON ROAD			4. STATE/COUNTRY OF FORMATION

CITY: WALNUT	STATE: CA ZIP CODE: 91789		CALIFORNIA
5. NAME OF DISAPPEARING ☐ LIMITED PARTNERSHIP ☒ CORPORATION ☐ OTHER MISSION VIEJO COMPANY			6. FILE NO. 460523	7. STATE/COUNTRY OF FORMATION CALIFORNIA
8. THIS MERGER IS EFFECTIVE: (NOT TO EXCEED 90 DAYS FROM DATE OF FILING) (IF NO DATE IS INDICATED, THIS MERGER WILL BE EFFECTIVE UPON FILING WITH THIS OFFICE.)
		MONTH	DAY	YEAR
9. IF A VOTE OF THE BUSINESS ENTITIES IS REQUIRED UNDER SECTION 15678.4(a)(2) AND/OR SECTION 1113(g). COMPLETE THE FOLLOWING:

NAME(S)	PERCENTAGE OF VOTE REQUIRED	NO. SHARES EACH CLASS ENTITLED TO VOTE

SHEA HOMES LIMITED PARTNERSHIP MISSION VIEJO COMPANY	MORE THAN 50% MORE THAN 50%	100% 10

SECTION APPLICABLE ONLY IF SURVIVING ENTITY IS A LIMITED PARTNERSHIP
ENTER CHANGES ONLY IN ITEM 10
10. CHANGES TO THE SURVIVING LIMITED PARTNERSHIP RECORD RESULTING FROM THIS MERGER ARE AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTIONS. CONTINUE ON SECOND PAGE IF NECESSARY).
A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: ZIP CODE:	C. CALIFORNIA OFFICE ADDRESS CHANGE: (FOR FOREIGN LIMITED PARTNERSHIPS ONLY) ADDRESS: CITY: STATE: ZIP CODE:
D. GENERAL PARTNER(S) WITHDRAWN: NAME: NAME:	E. GENERAL PARTNER ADDED: NAME: ADDRESS:
F. GENERAL PARTNER ADDRESS CHANGE:	CITY: STATE: ZIP CODE:
NAME: ADDRESS: CITY: STATE: ZIP CODE:	G. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED: TO: NAME: ADDRESS:
H. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES IS CHANGED: TO:	CITY: STATE: CA ZIP CODE:
(PLEASE INDICATE NUMBER ONLY) ☐

11. NUMBER OF PAGES ATTACHED, IF ANY: 1
12. IT IS HEREBY DECLARED THAT WE ARE THE PERSONS WHO EXECUTED THIS CERTIFICATE OF MERGER WHICH EXECUTION IS OUR ACT AND DEED. (SEE INSTRUCTIONS)		THIS SPACE FOR FILING OFFICER USE 8926100012
SHEA HOMES LIMITED PARTNERSHIP A CALIFORNIA LIMITED PARTNERSHIP	MISSION VIEJO COMPANY
NAME OF SURVIVING BUSINESS/ENTITY	NAME OF DISAPPEARING/BUSINESS EN1TY

SIGNATURE	SIGNATURE
VICE PRESIDENT, J.F. SHEA CO., INC. GENERAL PARTNER	Vice President
POSITION	POSITION OR TITLE

SECOND SIGNATURE (IF REQUIRED)	SECOND SIGNATURE (IF REQUIRED)
Assistant Secretary	Assistant Secretary
POSITION OR TITLE	POSITION OR TITLE
13. RETURN ACKNOWLEDGMENT TO:
NAME RONALD L. LAKEY ADDRESS J. F. SHEA CO., INC. CITY 655 BREA CANYON ROAD STATE WALNUT, CA 91789
ZIP CODE
SEC/STATE REV. 1/94	FORM LP-9 — FILING FEE: SEE INSTRUCTION Approved by Secretary of State

Secretary of State Bill Jones	This Space For Filling Use Only
LIMITED PARTNERSHIP CERTIFICATE OF MERGER FILING FEE PLEASE SEE INSTRUCTIONS IMPORTANT— Road Instructions before completing this form.

1.	NAME OF SURVIVING PARTNERSHIP OR ENTITY Shea Homes Limited Partnership	2.	TYPE OF ENTITY L.P.	3.	SECRETARY OF STATE FILE NUMBER, IF ANY 8926100012	4.	JURISDICTION CA
5.	NAME OF DISAPPEARING PARTNERSHIP/ENTITY Shea Land Holdings, LLC	6.	TYPE OF ENTITY L.L.C.	7.	SECRETARY OF STATE FILE NUMBER, IF ANY 101997070042	8.	JURISDICTION AZ
9.	FUTURE EFFECTIVE DATE, IF ANY		MONTH		DAY	YEAR
10.

STATE MANNER OF CONVERTING PARTNERSHIP INTERESTS DENOTING EQUAL TREATMENT OF ALL INTERESTS OF SAME CLASS OR STATE THAT ALL INTERESTS ARE CANCELLED WITHOUT CONSIDERATION. (SEE INSTRUCTIONS)

 All interests are cancelled without consideration

11.	IF A VOTE WAS REQUIRED PURSUANT TO SECTION 15678.2 OR SECTION 1113, ENTER THE OUTSTANDING INTERESTS OF EACH CLASS ENTITLED TO VOTE ON THE MERGER AND THE PERCENTAGE OF VOTE REQUIRED:
	SURVIVING PARTNERSHIP/ENTITY		DISAPPEARING PARTNERSHIP/ENTITY
	EACH CLASS ENTITLED TO VOTE ON THE MERGER	PERCENTAGE OF VOTE REQUIRED	EACH CLASS ENTITLED TO VOTE ON THE MERGER	PERCENTAGE OF VOTE REQUIRED
	limited partners	majority	members-(sole member) all must approve
12.	THE PRINCIPAL TERMS OF THE AGREEMENT OF MERGER WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED
SECTION 13 APPLICABLE ONLY IF SURVIVING ENTITY IS A CALIFORNIA LIMITED PARTNERSHIP
13.

COMPLETE ONLY THE BOXES WHERE INFORMATION IN THE CERTIFICATE OF LIMITED PARTNERSHIP IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY, CONSULT THE INSTRUCTIONS BEFORE COMPLETING THIS FORM.

A. LIMITED PARTNERSHIP NAME
B. THE STREET ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE
	ADDRESS CITY		STATE	ZIP CODE
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
	ADDRESS CITY		STATE CA	ZIP CODE
D. THE ADDRESS OF GENERAL PARTNER(S)
	NAME ADDRESS CITY		STATE	ZIP CODE
	E. NAME CHANGE OF GENERAL PARTNER(S) FROM:			TO:
F. GENERAL PARTNER(S) WITHDRAWN NAME NAME
G. GENERAL PARTNER(S) ADDED
	NAME ADDRESS CITY		STATE	ZIP CODE
H. THE NAME OF THE AGENT FOR SERVICE OF PROCESS
I. THE ADDRESS OF THE AGENT FOR SERVICE OF PROCESS. COMPLETE ONLY IF AN INDIVIDUAL.
	STREET ADDRESS CITY		STATE CA	ZIP CODE
J. THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.
K. ANY OTHER MATTERS THE PERSON FILING DETERMINES TO INCLUDE
SECTIONS 14 AND 15 ARE APPLICABLE ONLY IF THE SURVIVING ENTITY IS A FOREIGN LIMITED PARTNERSHIP OR OTHER BUSINESS ENTITY.
14.	ADDRESS OF THE SURVIVING FOREIGN LIMITED PARTNERSHIP OR OTHER BUSINESS ENTITY
	ADDRESS CITY		STATE	ZIP CODE
15.

INFORMATION REQUIRED TO BE STATED IN THE CERTIFICATE OF MERGER PURSUANT TO THE LAWS UNDER WHICH EACH CONSTITUENT OTHER BUSINESS ENTITY WAS FORMED INCLUDING ANYTHING UNDER CALIFORNIA CORPORATIONS CODE SECTION 15876.2 OR 1113

16.	TOTAL NUMBER OF PAGES ATTACHED (IF ANY)
17.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
	Shea Homes Limited Partnership, by J.F. Shea Co., Inc., Its General Partner		Shea Land Holdings, LLC, by Shea Homes Limited Partnership, by J.F. Shea Co., Inc., Its General Partner
	NAME OF SURVIVING PARTNERSHIP/ENTITY		NAME OF DISAPPEARING PARTNERSHIP ENTITY

	SIGNATURE		SIGNATURE
	Secretary		Secretary
	POSITION OR TITLE	DATE	POSITION OR TITLE	DATE

	SECOND SIGNATURE (IF REQUIRED)		SECOND SIGNATURE (IF REQUIRED)
	VP	10/19/98	VP	10/19/98
	POSITION OR TITLE	DATE	POSITION OR TITLE	DATE
	SEC/STATE (REV. 7/98)		FORM LP-9-FILING FEE: SEE INSTRUCTIONS Approved by Secretary of State

State of California Secretary of State Bill Jones
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
A $30.00 filing fee must accompany this form.
IMPORTANT—Read Instructions before completing this form.	This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER		2.	NAME OF LIMITED PARTNERSHIP
	198926100012			Shea Homes Limited Partnership, a CA limited partnership
3	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED, ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP.”)
B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
	ADDRESS CITY			STATE	ZIP CODE
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
	STREET ADDRESS CITY			STATE CA	ZIP CODE
D. THE ADDRESS OF GENERAL PARTNER(S)
	NAME ADDRESS CITY			STATE	ZIP CODE
	E. NAME CHANGE OF A GENERAL PARTNER FROM:				TO:
F. GENERAL PARTNER(S) CESSATION
G. GENERAL PARTNER ADDED
	NAME ADDRESS CITY			STATE	ZIP CODE
H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
	NAME ADDRESS CITY			STATE	ZIP CODE
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS
Max B. Johnson
J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
	ADDRESS 655 Brea Canyon Road CITY Walnut,			STATE CA	ZIP CODE 91789
K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. ☐
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).
4.	TOTAL NUMBER OF PAGES ATTACHED (IF ANY)
5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
J.F. Shea Co., Inc., General Partner

		VP		Max B. Johnson	2/11/02
	SIGNATURE	POSITION OR TITLE		PRINT NAME	DATE

	SIGNATURE	POSITION OR TITLE		PRINT NAME	DATE
	SEC/STATE (rev. 10/96)				FORM LP-2-FILING FEE: $30.00 Approved by Secretary of State

State of California Secretary of State Bill Jones
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
A $30.00 filing fee must accompany this form.
IMPORTANT—Read Instructions before completing this form.
This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER	2.	NAME OF LIMITED PARTNERSHIP
	198926100012		Shea Homes Limited Partnership, a California Limited Partnership
3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP.”)
B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
	ADDRESS CITY		STATE	ZIP CODE
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
	STREET ADDRESS CITY		STATE CA	ZIP CODE
D. THE ADDRESS OF GENERAL PARTNER(S)
	NAME ADDRESS CITY		STATE	ZIP CODE
	E. NAME CHANGE OF A GENERAL PARTNER FROM:			TO:
F. GENERAL PARTNER(S) CESSATION J.F. Shea Co., Inc.
G. GENERAL PARTNER ADDED
	NAME J.F. Shea LLC ADDRESS 655 Brea Canyon Road CITY Walnut		STATE CA	ZIP CODE 91789
H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
	NAME ADDRESS CITY		STATE	ZIP CODE
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
	ADDRESS CITY		STATE CA	ZIP CODE
K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)
4.	NUMBER OF PAGES ATTACHED (IF ANY) 0
5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

		Robert R. O’Dell, Treasurer	J.F. Shea LLC, General Partner	12/5/02
	SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

Peter C. Shea, Jr. Executive Committee Member
	SIGNATURE	POSITION OR TITLE
	SEC/STATE (REV. 08/02)			FORM LP-2-FILING FEE: $30.00 Approved by Secretary of State

State of California Kevin Shelley Secretary of State
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
A $30.00 filing fee must accompany this form.
IMPORTANT—Read Instructions before completing this form	This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER	2.	NAME OF LIMITED PARTNERSHIP
	198926100012		Shea Homes Limited Partnership, a California limited partnership
3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:
A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP.”)
	B. THE STREET ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE	ZIP CODE
	C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT		CITY STATE CA	ZIP CODE
D. THE ADDRESS OF THE GENERAL PARTNER(S)
	NAME	ADDRESS	CITY AND STATE	ZIP CODE
E. NAME CHANGE OF A GENERAL PARTNER(S)
	FROM:		TO:
F. GENERAL PARTNER(S) CESSATION J.F. Shea LLC
	G. NAME OF GENERAL PARTNER(S) ADDED	ADDRESS	CITY AND STATE	ZIP CODE
	J.F. Shea Co., Inc.	655 Brea Canyon Road	Walnut, CA	91789
H. THE PERSON(S) AUTHORIZED TO WIND UP THE AFFAIRS OF THE LIMITED PARTNERSHIP
	NAME	ADDRESS	CITY AND STATE	ZIP CODE
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

	J. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY STATE CA	ZIP CODE
K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION:
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY):
4.	I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
BY:	J.F. Shea Co., Inc.

Vice President
	SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON
BY:	Ronald L. Lakey	5/7/04
	TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE

	SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON

	TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE
	LP-2(REV.12/2003)	APPROVED BY SECRETARY OF STATE

State of California Kevin Shelley Secretary of State
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
A $30.00 filing fee must accompany this form.
IMPORTANT—Read instructions before completing this form	This Space For Filing Use Only

1.	SECRETARY OF STATE FILE NUMBER	2.	NAME OF LIMITED PARTNERSHIP
	198926100012		Shea Homes Limited Partnership, a California limited partnership
3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY:
A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “LP.”)
	B. THE STREET ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE	ZIP CODE
	C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT		CITY STATE CA	ZIP CODE
D. THE ADDRESS OF GENERAL PARTNER(S)
	NAME	ADDRESS	CITY AND STATE	ZIP CODE
E. NAME CHANGE OF A GENERAL PARTNER(S)
	FROM:		TO:
F. GENERAL PARTNER(S) CESSATION J.F. Shea Co., Inc.
	G. NAME OF GENERAL PARTNER(S) ADDED	ADDRESS	CITY AND STATE	ZIP CODE
	J.F. Shea Co., LLC	655 Brea Canyon Road	Walnut, CA 91789
H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
	NAME	ADDRESS	CITY AND STATE	ZIPCODE
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

	J. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY STATE CA	ZIP CODE
K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION:
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY):
4.	I DECLARE THAT I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SEE ATTACHMENT FOR SIGNATURES

SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON

TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE

SIGNATURE OF AUTHORIZED PERSON	POSITION OR TITLE OF AUTHORIZED PERSON

TYPE OR PRINT NAME OF AUTHORIZED PERSON	DATE
LP-2(REV.12/2003)	APPROVED BY SECRETARY OF STATE

ATTACHMENT TO

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP OF

SHEA HOMES LIMITED PARTNERSHIP, a California limited partnership

Dated: April 1, 2005	J.F. Shea, L.P.,
a Delaware limited partnership,
Its General Partner

	By:	JFS Management, L.P.,
a Delaware limited partnership,
Its General Partner

		By:	J.F. Shea Construction Management, Inc.,
a California corporation,
Its General Partner

By:
Ronald L. Lakey, Vice President